UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 24, 2022

Clever Leaves Holdings Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-39820	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6501 Congress Ave, Suite 240 Boca Raton, FL	33487
(Address of principal executive offices)	(Zip Code)

(561) 634-7430
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common shares without par value	CLVR	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one common share at an exercise price of $11.50	CLVRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 24, 2022, Clever Leaves Holdings Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2021. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
In connection with its audit for the year ended December 31, 2021, the Company identified certain changes to the preliminary unaudited results included in its Current Report on Form 8-K (as amended by Amendment No. 1 to the Current Report on Form 8-K, the “Preliminary Results Form 8-K”) filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 9, 2022. As noted in the Preliminary Results Form 8-K, the estimates and estimated ranges provided therein were prepared by management in good faith based upon internal reporting for the quarter and full year ended December 31, 2021; and the Company’s independent registered public accounting firm, BDO Canada LLP, had not audited, reviewed, compiled or performed any procedures on such preliminary financial data. The Company has finalized its audit for quarter and full year ended December 31, 2021 and has determined that the Preliminary Results Form 8-K should not be relied upon. The results of operations presented in the press release furnished as an exhibit hereto supersede the Preliminary Results Form 8-K and should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2021, as filed with the SEC.

The information contained in this Item 2.02, including the related information set forth in the earnings press release attached hereto as Exhibits 99.1 and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 24, 2022 - Clever Leaves Reports Fourth Quarter and Full Year 2021 Results.
104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clever Leaves Holdings Inc.

By:	/s/ David M. Kastin
Name:	David M. Kastin
Title:	General Counsel and Corporate Secretary

Date: March 24, 2022